UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 25, 2024
ALEXANDER & BALDWIN, INC.
(Exact name of registrant as specified in its charter)

Hawaii			001-35492	45-4849780
(State or other jurisdiction of incorporation or organization)			(Commission File Number)	(I.R.S. Employer Identification No.)

P. O. Box 3440,	Honolulu,	Hawaii		96801
(Address of principal executive offices)				(Zip Code)
(808) 525-6611
(Registrant’s telephone number, including area code)
N/A
(Former name or former address,
if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	ALEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 if this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 if this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 2.02.  Results of Operations and Financial Condition.
On April 25, 2024, Alexander & Baldwin, Inc. (the "Company") issued a press release announcing its results of operations and financial condition as of and for the three months ended March 31, 2024. This information is being furnished as Exhibit 99.1 to this report.
Item 5.07. Submission of Matters to a Vote of Security Holders.
On April 23, 2024, the Company held its Annual Meeting of Shareholders at which: (i) seven directors to the Company’s Board of Directors were elected, (ii) executive compensation was approved in an advisory vote, and (iii) the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm was ratified. The number of votes for, against, as well as the number of abstentions and broker non-votes, as to each matter voted upon at the Annual Meeting of Shareholders, were as follows:

(i) Election of Directors	For	Against	Abstain	Broker Non-Votes
Shelee M. T. Kimura	59,689,545	368,289	185,362	4,773,358
Diana M. Laing	57,735,755	2,248,220	259,221	4,773,358
John T. Leong	59,629,059	354,172	259,965	4,773,358
Thomas A. Lewis, Jr.	59,621,500	359,616	262,080	4,773,358
Lance K. Parker	59,408,997	572,258	261,941	4,773,358
Douglas M. Pasquale	56,211,796	3,865,530	165,870	4,773,358
Eric K. Yeaman	55,040,454	4,941,024	261,718	4,773,358

(ii) Advisory Vote on Executive Compensation	For	Against	Abstain	Broker Non-Votes
	58,086,763	2,028,731	127,702	4,773,358

(iii) Ratification of Appointment of Independent Registered Public Accounting Firm	For	Against	Abstain	Broker Non-Votes
	62,897,103	2,094,077	25,374	--

Item 7.01.  Regulation FD Disclosure.
On April 25, 2024, Alexander & Baldwin, Inc. (the "Company") made available on its website its Supplemental Information document, which provides certain supplemental operating and financial information as of and for the three months ended March 31, 2024 and 2023. A copy of this Supplemental Information document is being furnished as Exhibit 99.2 to this report.
Item 9.01.  Financial Statements and Exhibits.
(d)     Exhibits

99.1	Press release announcing 2024 first quarter earnings issued April 25, 2024.
99.2	Alexander & Baldwin, Inc.'s Supplemental Information document as of and for the three months ended March 31, 2024 and 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                        Date:  April 25, 2024

                        ALEXANDER & BALDWIN, INC.

                        /s/ Clayton K.Y. Chun
                        Clayton K.Y. Chun
                        Executive Vice President,
                        Chief Financial Officer and Treasurer